UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, CALIFORNIA 94404
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Timing of Filing of Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2020

Geron Corporation (“we,” “us,” “our,” “Geron,” or the “Company”) is relying on the “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) issued by the United States Securities and Exchange Commission (the “SEC”) to delay the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to the ongoing COVID-19 global pandemic.

In compliance with local governmental “shelter in place” measures and to limit the risk of exposure to and transmission of the SARS-CoV-2 virus, which causes COVID-19, access to the Company’s facilities has been restricted since March 17, 2020 and the Company’s employees have a minimal presence in its offices for essential activities. These restrictions have caused limited access to the Company’s facilities and disrupted normal interactions among the Company’s accounting personnel and other staff, all of which has slowed the completion of the Company’s quarterly review and preparation of the Form 10-Q. Accordingly, the Company’s ability to complete its quarterly review and to prepare and file the Form 10-Q by the original SEC filing deadline has been hampered.

The Company expects to file the Form 10-Q no later than May 28, 2020 (which is within 45 days of the Form 10-Q’s original filing deadline of May 11, 2020).

Supplemental Risk Factor

In light of the current COVID-19 pandemic, the Company intends to include the following risk factor in the Form 10-Q under the heading “Risks Related to the Development of Imetelstat”, as it may be further updated to reflect subsequent events impacting the Company:

The evolving effects of the ongoing COVID-19 global pandemic have negatively impacted, and will likely continue to negatively impact, our business and health care resources around the world, including a significant number of clinical sites involved with the Phase 3 portion of IMerge. Our business and business prospects, our financial condition and the future of imetelstat could be materially and adversely affected by the evolving effects of the COVID-19 pandemic as a result of the current and potential future impacts on our regulatory and clinical development activities, clinical supply chain and other business operations, in addition to the impact of a global economic slowdown.

Our business and business prospects, our financial condition and the future of imetelstat generally could be materially and adversely affected by the evolving effects of the ongoing global COVID-19 pandemic. The ongoing COVID-19 pandemic and government measures taken in response to COVID-19 have had a significant impact, both direct and indirect, on businesses, as significant reductions in business-related activities have occurred, supply chains have been disrupted, and manufacturing and clinical development activities have been curtailed, delayed or suspended.

In response to the spread of COVID-19 and “shelter in place” and similar orders issued by state and local governments, we have temporarily restricted access to our offices in California and New Jersey. Many of our employees are conducting their work remotely, and our employees otherwise have minimal presence in our offices for essential activities. The effects of the “shelter in place” and similar orders, as well our own policies, may negatively impact productivity, disrupt our business and continue to delay our imetelstat development program and clinical trial timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. In addition, our increased reliance on personnel working remotely could increase our cybersecurity risk, create data accessibility concerns and make us more susceptible to communication disruptions, any of which could adversely impact our business operations. These and similar, and perhaps more severe, disruptions in our operations could continue to negatively impact our business and business prospects, our financial condition and the future of imetelstat.

Due to the evolving effects of the COVID-19 pandemic, we have had and expect to continue to have disruptions and/or delays in our imetelstat development program, including with respect to our ability to initiate trial sites, enroll and assess patients, maintain patient enrollment, ensure patient clinical and lab collection visits, conduct monitoring visits, supply study drug, report trial results, or interact with regulators or other important agencies due to limitations in employee resources or otherwise. For the Phase 3 portion of IMerge, we have clinical trial sites in many countries that have had high incident rates of COVID-19. Restrictions on travel, availability of site personnel, and diversion of hospital staff and resources to COVID-19 patients, have disrupted our trial operations, as well as patient recruitment in many areas, resulting in a slowdown in patient enrollment and/or deviations from or disruptions in key clinical trial activities, such as clinical trial site initiation and monitoring. As a result, we no longer expect to complete patient enrollment in the Phase 3 portion of IMerge by the end of 2020. Additionally, the effects of the COVID-19 pandemic have resulted in our decision to postpone the commencement of our previously disclosed proof-of-concept study in high risk myelodysplastic syndromes, or MDS, and acute myeloid leukemia, or AML, that we had previously planned to commence in 2020.

If the COVID-19 pandemic continues and persists for an extended period of time, we could experience significant disruptions to our clinical development timelines, continued delays in enrollment and clinical trial site initiation in the Phase 3 portion of IMerge, and other disruptions that could severely impact our business and the imetelstat development program, including those resulting from:

●

continued or heightened difficulties in enrolling patients and recruiting clinical site investigators and clinical site staff for the Phase 3 portion of IMerge and any future clinical trials of imetelstat;

●

continued or heightened delays or difficulties in the Phase 3 portion of IMerge caused by missed patient clinical and lab collection visits, and uncertainty how the FDA will view these deviations from the protocol caused by COVID-19;

●	continued or heightened delays or disruptions in clinical trial activities due to the availability of personnel at our contract research organizations, or CROs, and vendors;
●

substantial reduction of health care resources available for the conduct of the conduct of clinical trials, including the temporary postponement of clinical trial activities at certain hospitals serving as our clinical trial sites and diversion of hospital staff away from the conduct of our clinical trials, such as those experienced by us to date in the Phase 3 portion of IMerge;

●

interruption of key clinical trial activities, such as clinical trial site data monitoring, due to limitations on travel imposed or recommended by federal or state governments, employers and others or interruption of clinical trial subject visits and study procedures (particularly any procedures that may be deemed non-essential), which may impact the integrity of subject data and clinical study endpoints;

●

interruption of, or delays in receiving, supplies of imetelstat from our contract manufacturing organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery systems; and

●

limitations on employee resources that would otherwise be focused on the conduct of our clinical trials, including because of sickness of employees or their families, the desire of employees to avoid contact with large groups of people, an increased reliance on working from home, or mass transit disruptions.

These and other factors arising from the evolving effects of the COVID-19 pandemic could further adversely impact our ability to conduct and complete the Phase 3 portion of IMerge and any potential future clinical trials of imetelstat, and could otherwise materially and adversely affect our business and business prospects, our financial condition and the future of imetelstat.

In addition, we rely on third-party CROs or other third parties to assist us with clinical trial activities, and we cannot guarantee that they will continue to perform their contractual duties in a timely and satisfactory manner as a result of the COVID-19 pandemic. Also, absenteeism by governmental employees or the focus of regulatory authorities’ efforts and attention on the approval of other therapeutics or other activities related to COVID-19 could likewise impact the timeliness of regulatory authority responses and the processing of regulatory submissions for imetelstat. Moreover, while at this time we believe that we have sufficient drug supply for the Phase 3 portion of IMerge, we could experience disruptions to our supply chain as a result of the evolving effects of the COVID-19 pandemic, and associated delays or limitations in our ability to obtain sufficient materials for the manufacture of imetelstat for our current and potential future clinical trials, which could adversely affect our ability to conduct ongoing and potential future clinical trials of imetelstat. For example, some of our suppliers of certain materials used in the production of imetelstat are located in countries that are heavily affected by the COVID-19 pandemic. In these countries, closures and other restrictions resulting from the COVID-19 outbreak in the region could disrupt our supply chain or limit our ability to obtain sufficient materials for the manufacture of imetelstat. In any event, if the COVID-19 pandemic continues and persists for an extended period of time, we could experience significant disruptions to our clinical development timelines, which would materially and adversely affect our business and business prospects, our financial condition and the future of imetelstat.

The effects of the COVID-19 pandemic continue to rapidly evolve. These effects have increased market volatility and could result in a significant long-term disruption of global financial markets, reducing or eliminating our ability to raise additional capital, which could negatively affect our liquidity, our ability to complete the Phase 3 portion of IMerge and our ability to commence, conduct and complete any potential future clinical trials of imetelstat. In addition, the global economic slowdown caused by the COVID-19 pandemic could materially and adversely affect our business and the value of our common stock. The extent to which the COVID-19 pandemic impacts our business, our regulatory and clinical development activities, clinical supply chain and other business operations, as well as the value of and market for our common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing and business closure requirements in the United States and in other countries, and the effectiveness of actions taken globally to contain and treat COVID-19. Accordingly, we do not yet know the full extent of potential delays or impacts on our business, our regulatory and clinical development activities, clinical supply chain and other business operations or the global economy as a whole. However, these effects could materially and adversely affect our business and business prospects, our financial condition and the future of imetelstat. In addition, to the extent the evolving effects of the COVID-19 pandemic adversely affect our business and financial condition, it may also have the effect of heightening many of the other risks and uncertainties described elsewhere in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020.

Cautionary Note Regarding Forward-Looking Statements

Except for statements of historical fact, the statements contained in this Current Report on Form 8-K (this “Form 8-K”) are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the expectations, plans, timelines, beliefs, potential and prospects for imetelstat and Geron, including, without limitation, statements related to: (i) the future development of imetelstat and delays and timelines related thereto; (ii) the potential impacts on Geron’s business and the data from IMerge resulting from the evolving effects of the COVID-19 pandemic; (iii) Geron’s belief that at this time it has sufficient drug supply for the Phase 3 portion of IMerge; (iv) that Geron expects to file the Form 10-Q no later than May 28, 2020; and (v) other statements that are not historical facts. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “intends,” “will,” “believes,” “potential” or “continue,” or the negative thereof or other comparable terminology. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, the following: (a) that the evolving effects of the COVID-19 pandemic and resulting global economic and financial disruptions could materially and adversely Geron’s business and business prospects, its financial condition and the future of imetelstat; (b) regulatory authorities may not permit the further development of imetelstat for MDS and/or potential additional indications on a timely basis, or at all, and may impose clinical holds; (c) imetelstat may not demonstrate successful efficacy and safety in clinical trials; (d) Geron may be unable to accurately project or attain complete enrollment of IMerge or of any potential future clinical trials of imetelstat due to the evolving effects of the COVID-19 pandemic, such as: lack of patients, regulatory holds, insufficient number of sites, and/or unavailability of drug; (e) there may be failures or delays in manufacturing sufficient quantities of imetelstat, or other clinical trial materials, in a timely manner, whether due to the evolving effects of the COVID-19 pandemic or otherwise; (f) Geron may not be able to obtain sufficient funding to support further development of imetelstat; (g) the FDA may view missed patient clinical and lab collection visits as material deviations from the IMerge protocol; and (h) Geron may decide not to start a proof-of-concept study in high risk MDS and AML and may otherwise be unable to initiate any further clinical trials of imetelstat. Additional information and factors that could cause actual results to differ materially from those in these forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including in Geron's annual report on Form 10-K for the year ended December 31, 2019, as well as in the COVID-19-related risk factor included herein. Undue reliance should not be placed on forward-looking statements contained in this Form 8-K, which speak only as of the date of this Form 8-K, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION
Date:	May 8, 2020	By:	/s/ Stephen N. Rosenfield
			Name:	Stephen N. Rosenfield
			Title:	Executive Vice President, Chief Legal
Officer and Corporate Secretary